COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Notes to Consolidated Financial Statements [Abstract]
Commitments and Contingencies

NOTE 15. COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

We accrue losses for a legal proceeding when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. However, the uncertainties inherent in legal proceedings make it difficult to estimate with reasonable certainty the costs and effects of resolving these matters. Accordingly, actual costs incurred may differ materially from amounts accrued, may exceed applicable insurance coverage and could materially adversely affect our business, cash flows, results of operations, financial condition and prospects. Unless otherwise indicated, we are unable to estimate reasonably possible losses in excess of any amounts accrued.

At December 31, 2014, Sempra Energy’s accrued liabilities for legal proceedings, including associated legal fees and costs of litigation, on a consolidated basis, were $68 million. At December 31, 2014, accrued liabilities for legal proceedings for SDG&E and SoCalGas were $49 million and $12 million, respectively.

SDG&E

2007 Wildfire Litigation

In October 2007, San Diego County experienced several catastrophic wildfires. Reports issued by the California Department of Forestry and Fire Protection (Cal Fire) concluded that two of these fires (the Witch and Rice fires) were SDG&E “power line caused” and that a third fire (the Guejito fire) occurred when a wire securing a Cox Communications’ (Cox) fiber optic cable came into contact with an SDG&E power line “causing an arc and starting the fire.”

A September 2008 staff report issued by the CPUC’s Consumer Protection and Safety Division, now known as the Safety and Enforcement Division (CPSD), reached substantially the same conclusions as the Cal Fire reports, but also contended that the power lines involved in the Witch and Rice fires and the lashing wire involved in the Guejito fire were not properly designed, constructed and maintained. In April 2010, proceedings initiated by the CPUC to determine if any of its rules were violated were settled with SDG&E’s payment of $14.75 million.

Numerous parties have sued SDG&E and Sempra Energy in San Diego County Superior Court seeking recovery of unspecified amounts of damages, including punitive damages, from the three fires. They assert various bases for recovery, including inverse condemnation based upon a California Court of Appeal decision finding that another California investor-owned utility was subject to strict liability, without regard to foreseeability or negligence, for property damages resulting from a wildfire ignited by power lines. SDG&E has resolved all but five of these lawsuits. Four of these remaining cases have been scheduled for damages-only trials in 2015, where the value of any compensatory damages resulting from the fires will be determined.

SDG&E’s settled claims and defense costs have exceeded its $1.1 billion of liability insurance coverage for the covered period and the $824 million recovered from third party contractors and Cox. SDG&E has settled all of the approximately 19,000 claims brought by homeowner insurers for damage to insured property relating to the three fires. Under the settlement agreements, SDG&E agreed to pay 57.5 percent of the approximately $1.6 billion paid or reserved for payment by the insurers to their policyholders and received an assignment of the insurers’ claims against other parties potentially responsible for the fires. Through December 31, 2014, SDG&E has expended $483 million in excess of amounts covered by insurance and amounts recovered from third parties to pay for the settlement of wildfire claims and related costs.

The wildfire litigation also includes claims of non-insurer plaintiffs for damage to uninsured and underinsured structures, business interruption, evacuation expenses, agricultural damage, emotional harm, personal injuries and other losses. SDG&E has now settled almost all of these claims of the approximately 6,500 plaintiffs for a total of approximately $1.3 billion. Substantially all of the remaining plaintiffs have submitted settlement demands and damage estimates, which total approximately $60 million. SDG&E does not expect additional plaintiffs to file lawsuits given the applicable statutes of limitation, but does expect to receive additional settlement demands and damage estimates from existing plaintiffs until those cases are resolved. SDG&E has established reserves for the wildfire litigation as we discuss below.

SDG&E has concluded that it is probable that it will be permitted to recover in rates a substantial portion of the costs incurred to resolve wildfire claims in excess of its liability insurance coverage and the amounts recovered from third parties. Accordingly, although such recovery will require future regulatory approval, at December 31, 2014, Sempra Energy and SDG&E have recorded assets of $373 million in Other Regulatory Assets (long-term) on their Consolidated Balance Sheets, including $366 million related to CPUC-regulated operations, which represents the amount substantially equal to the aggregate amount it has paid or reserved for payment for the resolution of wildfire claims and related costs in excess of its liability insurance coverage and amounts recovered from third parties.

SDG&E will continue to gather information to evaluate and assess the remaining wildfire claims and the likelihood, amount and timing of related recoveries in rates and will make appropriate adjustments to wildfire reserves and the related regulatory assets as additional information becomes available. Should SDG&E conclude that recovery in rates is no longer probable, SDG&E will record a charge against earnings at the time such conclusion is reached. If SDG&E had concluded that the recovery of regulatory assets related to CPUC-regulated operations was no longer probable or was less than currently estimated at December 31, 2014, the resulting after-tax charge against earnings would have been up to approximately $217 million. Recovery of these costs from customers will require future regulatory actions, and a failure to obtain substantial or full recovery, or any negative assessment of the likelihood of recovery, would likely have a material adverse effect on Sempra Energy’s and SDG&E’s businesses, financial condition, cash flows, results of operations and prospects.

We provide additional information about excess wildfire claims cost recovery and related CPUC actions in Note 14 and discuss how we assess the probability of recovery of our regulatory assets in Note 1.

Sunrise Powerlink Electric Transmission Line

In February 2011, opponents of the Sunrise Powerlink, a 500-kV electric transmission line between the Imperial Valley and the San Diego region that was energized and placed in service in June 2012, filed a lawsuit in Sacramento County Superior Court against the State Water Resources Control Board and SDG&E alleging that the water quality certification issued by the Board under the Federal Clean Water Act violated the California Environmental Quality Act. The Superior Court denied the plaintiffs’ petition in July 2012, and the plaintiffs have appealed.

A claim for additional compensation was submitted in 2013 by one of SDG&E’s contractors on the Sunrise Powerlink project. The contractor was awarded the transmission line overhead and underground construction contract on a fixed-fee basis of $456 million after agreed-upon amendments. The contractor asserted that it was owed additional compensation above the fixed-fee portion of the contract. In May 2013, the contractor filed claims totaling $180 million, including one in San Diego County for the sum of $99 million and the other in Imperial County for the sum of $81 million, seeking foreclosure of previously filed mechanics liens. In October 2013, the contractor served a Demand for Arbitration pursuant to contractual provisions and SDG&E counterclaimed against the contractor. In December 2014, SDG&E and the contractor settled their claims with SDG&E agreeing to pay the contractor $65 million as compensation for additional costs incurred by the contractor for the work performed.

September 2011 Power Outage

In September 2011, a power outage lasting approximately 12 hours affected millions of people from Mexico to southern Orange County, California. Within several days of the outage, several SDG&E customers filed a class action lawsuit in Federal District Court in San Diego against Arizona Public Service Company, Pinnacle West Capital Corporation and SDG&E alleging that the companies failed to prevent the outage. The lawsuit sought recovery of unspecified amounts of damages, including punitive damages. In July 2012, the court granted SDG&E’s motion to dismiss the punitive damages request and dismissed Arizona Public Service Company and Pinnacle West Capital Corporation from the lawsuit. In September 2013, the court granted SDG&E’s motion for summary judgment and dismissed the lawsuit. In October 2013, the plaintiffs appealed the court’s dismissal of their action. In January 2015, SDG&E settled this claim for an insignificant amount and the appeal and lawsuit have been dismissed.

The FERC and North American Electric Reliability Corporation (NERC) Staff conducted a joint inquiry to determine the cause of the power failure and issued a report in May 2012 regarding their findings. In January 2014, FERC Enforcement Staff issued a Staff Notice of Alleged Violations, in which FERC Enforcement Staff alleged violations of various Reliability Standards by several entities. FERC Enforcement Staff did not allege or find any violations by SDG&E.

Smart Meters Patent Infringement Lawsuit

In October 2011, SDG&E was sued by a Texas design and manufacturing company in Federal District Court, Southern District of California, and later transferred to the Federal District Court, Western District of Oklahoma, alleging that SDG&E’s recently installed smart meters infringed certain patents. The meters were purchased from a third party vendor that has agreed to defend and indemnify SDG&E. The lawsuit seeks injunctive relief and recovery of unspecified amounts of damages.

Lawsuit Against Mitsubishi Heavy Industries, Ltd.

On July 18, 2013, SDG&E filed a lawsuit in the Superior Court of California in the County of San Diego against Mitsubishi Heavy Industries, Ltd., Mitsubishi Nuclear Energy Systems, Inc., and Mitsubishi Heavy Industries America, Inc. (collectively MHI). The lawsuit seeks to recover damages SDG&E has incurred and will incur related to the design defects in the steam generators MHI provided to the SONGS nuclear power plant. The lawsuit asserts a number of causes of action, including fraud, based on the representations MHI made about its qualifications and ability to design generators free from defects of the kind that resulted in the permanent shutdown of the plant and further seeks to set aside the contractual limitation of damages that MHI has asserted. On July 24, 2013, MHI removed the lawsuit to the United States District Court for the Southern District of California and on August 8, 2013, MHI moved to stay the proceeding pending resolution of the dispute resolution process involving MHI and Edison arising from their contract for the purchase and sale of the steam generators. On October 16, 2013, Edison initiated an arbitration proceeding against MHI seeking damages stemming from the failure of the replacement steam generators. In late December 2013, MHI answered and filed a counter-claim against Edison. On March 14, 2014, MHI’s motion to stay the United States District Court proceeding was granted with instructions that require the parties to allow SDG&E to participate in the ongoing Edison/MHI arbitration. As a result, SDG&E is now participating in the arbitration as a claimant and respondent.

Investment in Wind Farm

In 2011, the CPUC and FERC approved SDG&E’s estimated $285 million tax equity investment in a wind farm project and its purchase of renewable energy credits from that project. SDG&E’s contractual obligations to both invest in the Rim Rock wind farm and to purchase renewable energy credits from the wind farm under the power purchase agreement are subject to the satisfaction of certain conditions which, if not achieved, would allow SDG&E to terminate the power purchase agreement and not make the investment. In December 2013, SDG&E received a closing notice from the project developer indicating that all such conditions had been met. SDG&E responded to the closing notice asserting that the contractual conditions had not been satisfied. On December 19, 2013, SDG&E filed a complaint against the project developer in San Diego Superior Court, asking that the court determine that SDG&E is entitled to terminate both the investment contract and the power purchase agreement due to the project developer’s failure to satisfy certain conditions. The project developer filed a separate complaint against SDG&E in Montana state court asking that court to determine that SDG&E breached the investment contract and the power purchase agreement, and asking for several categories of relief, including requiring SDG&E to invest in the project, requiring SDG&E to continue performing under the power purchase agreement, and payment of damages.

On January 27, 2014, the Montana court ordered SDG&E to continue making payments under the power purchase agreement pending a hearing on the project developer’s preliminary injunction motion. On March 14, 2014, SDG&E notified the project developer that the investment agreement expired by its own terms because a closing had not occurred by that date. The project developer is disputing SDG&E’s position. On March 28, 2014, SDG&E filed an amended complaint against the project developer in San Diego seeking damages and declaratory relief that SDG&E was entitled to terminate the power purchase agreement and to permit the investment agreement to expire. On April 25, 2014, the Montana court granted the project developer’s preliminary injunction motion to prevent SDG&E from terminating the power purchase agreement on the grounds that the project developer would be irreparably harmed if the payments were not made while the parties’ respective rights were being determined in the litigation. The court did not rule on the merits of the parties’ claims. On July 18, 2014, the Montana Supreme Court determined that the parties’ contractual agreement to resolve any disputes in San Diego was mandatory, and ordered that the Montana action be dismissed. The San Diego court has scheduled a trial for January 22, 2016.

SoCalGas

SoCalGas, along with Monsanto Co., Solutia, Inc., Pharmacia Corp. and Pfizer, Inc., are defendants in seven Los Angeles County Superior Court lawsuits filed beginning in April 2011 seeking recovery of unspecified amounts of damages, including punitive damages, as a result of plaintiffs’ exposure to PCBs (polychlorinated biphenyls). The lawsuits allege plaintiffs were exposed to PCBs not only through the food chain and other various sources but from PCB-contaminated natural gas pipelines owned and operated by SoCalGas. This contamination allegedly caused plaintiffs to develop cancer and other serious illnesses. Plaintiffs assert various bases for recovery, including negligence and products liability. SoCalGas has settled three of the seven lawsuits for an amount that is not significant.

Sempra Mexico

Permit Challenges and Property Disputes

Sempra Mexico has been engaged in a long-running land dispute relating to property adjacent to its Energía Costa Azul LNG terminal near Ensenada, Mexico. Ownership of the adjacent property is not required by any of the environmental or other regulatory permits issued for the operation of the terminal. A claimant to the adjacent property has nonetheless asserted that his health and safety are endangered by the operation of the facility, and filed an action in the Federal Court challenging the permits. In February 2011, based on a complaint by the claimant, the municipality of Ensenada opened an administrative proceeding and sought to temporarily close the terminal based on claims of irregularities in municipal permits issued six years earlier. This attempt was promptly countermanded by Mexican federal and Baja California state authorities. No terminal permits or operations were affected as a result of these proceedings or events and the terminal has continued to operate normally. In the second quarter of 2014, the municipality of Ensenada dismissed the administrative proceeding, which is subject to an administrative appeal, pending for resolution before the Administrative Court of Baja California. Sempra Mexico expects additional Mexican court proceedings and governmental actions regarding the claimant’s assertions as to whether the terminal’s permits should be modified or revoked in any manner.

The claimant also filed complaints in the federal Agrarian Court challenging the refusal of the Secretaría de la Reforma Agraria (now the Secretaría de Desarrollo Agrario, Territorial y Urbano, or SEDATU) in 2006 to issue a title to him for the disputed property. In November 2013, the Agrarian Court ordered that SEDATU issue the requested title and cause it to be registered. Both SEDATU and Sempra Mexico have challenged the rulings. Sempra Mexico expects additional proceedings regarding the claims, although such proceedings are not related to the permit challenges referenced above. The property claimant also filed a lawsuit in July 2010 against Sempra Energy in Federal District Court in San Diego seeking compensatory and punitive damages as well as the earnings from the Energía Costa Azul LNG terminal based on his allegations that he was wrongfully evicted from the adjacent property and that he has been harmed by other allegedly improper actions. Sempra Energy has disputed the claims and allegations in this lawsuit.

Additionally, several administrative challenges are pending in Mexico before the Mexican environmental protection agency (SEMARNAT) and/or the Federal Tax and Administrative Courts seeking revocation of the environmental impact authorization (EIA) issued to Energía Costa Azul in 2003. These cases generally allege that the conditions and mitigation measures in the EIA are inadequate and challenge findings that the activities of the terminal are consistent with regional development guidelines. The Mexican Supreme Court decided to exercise jurisdiction over one such case, and in March 2014, issued a resolution denying the relief sought by the plaintiff on the grounds its action was not timely presented. A similar administrative challenge seeking to revoke the port concession for our marine operations at our Energía Costa Azul LNG terminal, which was filed with and rejected by the Mexican Communications and Transportation Ministry, remains on appeal in Mexican federal court as well.

Two real property cases have been filed against Energía Costa Azul in which the plaintiffs seek to annul the recorded property titles for parcels on which the Energía Costa Azul LNG terminal is situated and to obtain possession of different parcels that allegedly sit in the same place; one of these cases was dismissed in September 2013 at the direction of the state appellate court. A third complaint was served in April 2013 seeking to invalidate the contract by which Energía Costa Azul purchased another of the terminal parcels, on the grounds the purchase price was unfair. Sempra Mexico expects further proceedings on the remaining two matters.

Sempra Natural Gas

Liberty Gas Storage, LLC (Liberty) received a demand for arbitration from Williams Midstream Natural Gas Liquids, Inc. (Williams) in February 2011 related to a sublease agreement. Williams alleges that Liberty was negligent in its attempt to convert certain salt caverns to natural gas storage and seeks damages of $56.7 million. Liberty filed a counterclaim alleging breach of contract in the inducement and seeks damages of more than $215 million.

Other Litigation

As described in Note 4, Sempra Energy holds a noncontrolling interest in RBS Sempra Commodities, a limited liability partnership in the process of being liquidated. RBS, our partner in the joint venture, was notified by the United Kingdom’s Revenue and Customs Department (HMRC) that it was investigating value-added tax (VAT) refund claims made by various businesses in connection with the purchase and sale of carbon credit allowances. HMRC advised RBS that it had determined that it had grounds to deny such claims by RBS related to transactions by RBS Sempra Energy Europe (RBS SEE), a former indirect subsidiary of RBS Sempra Commodities that was sold to JP Morgan. HMRC asserted that RBS was not entitled to reduce its VAT liability by VAT paid during 2009 because RBS knew or should have known that certain vendors in the trading chain did not remit their own VAT to HMRC. In September 2012, HMRC issued a protective assessment of £86 million for the VAT paid in connection with these transactions. In October 2014, RBS filed a Notice of Appeal of the September 2012 assessment with the First-tier Tribunal. As a condition of the appeal, RBS was required to pay the assessed amount. The payment also stops the accrual of interest that could arise should it ultimately be determined that RBS has a liability for some of the tax.

In August 2007, the U.S. Court of Appeals for the Ninth Circuit issued a decision reversing and remanding certain FERC orders declining to provide refunds regarding short-term bilateral sales up to one month in the Pacific Northwest for the January 2000 to June 2001 time period. In December 2010, the FERC approved a comprehensive settlement previously reached by Sempra Energy and RBS Sempra Commodities with the State of California. The settlement resolved all issues with regard to sales between the California Department of Water Resources and Sempra Commodities in the Pacific Northwest, but potential claims may exist regarding sales in the Pacific Northwest between Sempra Commodities and other parties. The FERC is in the process of addressing these potential claims on remand. Pursuant to the agreements related to the formation of RBS Sempra Commodities, we have indemnified RBS should the liability from the final resolution of these matters be greater than the reserves related to Sempra Commodities. Pursuant to our agreement with the Noble Group Ltd., one of the buyers of RBS Sempra Commodities’ businesses, we have also indemnified Noble Americas Gas & Power Corp. and its affiliates for all losses incurred by such parties resulting from these proceedings as related to Sempra Commodities.

We are also defendants in ordinary routine litigation incidental to our businesses, including personal injury, employment litigation, product liability, property damage and other claims. Juries have demonstrated an increasing willingness to grant large awards, including punitive damages, in these types of cases.

CONTRACTUAL COMMITMENTS

Natural Gas Contracts

SoCalGas has the responsibility for procuring natural gas for both SDG&E’s and SoCalGas’ core customers in a combined portfolio. SoCalGas buys natural gas under short-term and long-term contracts for this portfolio. Purchases are from various producing regions in the southwestern U.S., U.S. Rockies, and Canada and are primarily based on published monthly bid-week indices.

SoCalGas transports natural gas primarily under long-term firm interstate pipeline capacity agreements that provide for annual reservation charges, which are recovered in rates. SoCalGas has commitments with interstate pipeline companies for firm pipeline capacity under contracts that expire at various dates through 2028.

Sempra Natural Gas’ and Sempra Mexico’s businesses have various natural gas purchase agreements to fuel natural gas-fired power plants and capacity agreements for natural gas storage and transportation.

Sempra Natural Gas has an agreement for capacity on the Rockies Express pipeline through November 2019, as we discuss in Note 4. The capacity costs are offset by revenues from releases of the capacity contracted to third parties. Certain capacity release commitments totaling $22 million concluded during 2013, and contracting activity related to that capacity has not been sufficient to offset all of our capacity payments to Rockies Express. Including capacity released to others, Sempra Natural Gas’ obligation to Rockies Express for future capacity payments is expected to be $11 million in 2015, $14 million in each of 2016 and 2017, $34 million in 2018, and $67 million in 2019.

At December 31, 2014, the future minimum payments under existing natural gas contracts and natural gas storage and transportation contracts were

FUTURE MINIMUM PAYMENTS – SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	Storage and
	transportation	Natural gas(1)	Total(1)
2015	$238	$194	$432
2016	256	152	408
2017	241	152	393
2018	217	121	338
2019	150	4	154
Thereafter	241	12	253
Total minimum payments	$1,343	$635	$1,978
(1)	Excludes amounts related to LNG purchase agreements as discussed below.

FUTURE MINIMUM PAYMENTS – SOCALGAS
(Dollars in millions)
	Transportation	Natural gas	Total
2015	$127	$22	$149
2016	128	1	129
2017	113	1	114
2018	92	1	93
2019	48	1	49
Thereafter	123	―	123
Total minimum payments	$631	$26	$657

Total payments under natural gas contracts and natural gas storage and transportation contracts as well as payments to meet additional portfolio needs at Sempra Energy Consolidated and SoCalGas were:

	Years ended December 31,
(Dollars in millions)	2014	2013	2012
Sempra Energy Consolidated	$1,984	$1,680	$1,345
SoCalGas	1,735	1,464	1,222

LNG Purchase Agreement

Sempra Natural Gas has a purchase agreement for the supply of LNG to the Energía Costa Azul terminal. The agreement is priced using a predetermined formula based on natural gas market indices. Although this contract specifies a number of cargoes to be delivered, under its terms, the customer may divert certain cargoes, which would reduce amounts paid under the contracts by Sempra Natural Gas. At December 31, 2014, the following LNG commitment amounts are based on if all cargoes under the contract were to be delivered:

  $381 million in 2015
  $552 million in 2016
  $616 million in 2017
  $674 million in 2018
  $701 million in 2019
  $7.6 billion in 2020 – 2029

The amounts above are based on forward prices of the index applicable to each contract from 2015 to 2024 and an estimated one percent escalation per year beyond 2024. The LNG commitment amounts above are based on Sempra Natural Gas’ commitment to accept the maximum possible delivery of cargoes under the agreement. Actual LNG purchases in 2014, 2013 and 2012 have been significantly lower than the maximum amount possible due to the customer electing to divert most cargoes as allowed by the agreement.

Purchased-Power Contracts

For 2015, SDG&E expects to meet its customer power requirements from the following resource types:

  Long-term contracts: 35 percent (of which 30.2 percent is provided by renewable energy contracts expiring on various dates through 2041)
  SDG&E-owned generation (including Palomar Energy Center, Miramar Energy Center, Desert Star Energy Center and Cuyamaca Peak Energy Plant) and tolling contracts (including OMEC): 57 percent
  Spot market purchases: 8 percent

Chilquinta Energía and Luz del Sur also have purchased-power contracts, expiring on various dates extending through 2027, which cover most of the consumption needs of the companies’ customers. These commitments are included under Sempra Energy Consolidated in the table below.

At December 31, 2014, the estimated future minimum payments under long-term purchased-power contracts were:

FUTURE MINIMUM PAYMENTS – PURCHASED-POWER CONTRACTS
(Dollars in millions)
	Sempra
	Energy
	Consolidated	SDG&E
2015	$674	$494
2016	664	484
2017	687	503
2018	734	505
2019	734	500
Thereafter	7,363	6,318
Total minimum payments(1)	$10,856	$8,804
(1)	Excludes purchase agreements accounted for as capital leases and amounts related to Otay Mesa VIE, as it is consolidated by Sempra Energy and SDG&E.

Payments on these contracts represent capacity charges and minimum energy purchases. SDG&E, Chilquinta Energía, and Luz del Sur are required to pay additional amounts for actual purchases of energy that exceed the minimum energy commitments. Excluding DWR-allocated contracts at SDG&E, total payments under purchased-power contracts were:

	Years ended December 31,
(Dollars in millions)	2014	2013	2012
Sempra Energy Consolidated	$1,574	$1,377	$1,205
SDG&E(1)	710	570	381
(1)	Excludes DWR-allocated contracts. Under an operating agreement with the DWR that expired at the end of 2013, SDG&E acted as a limited agent on behalf of the DWR in the administration of energy contracts, including natural gas procurement functions under the DWR contracts allocated to SDG&E's customers. The commodity costs associated with these contracts are not included in SDG&E's or Sempra Energy's Consolidated Statements of Operations.

Operating Leases

Sempra Energy Consolidated, SDG&E and SoCalGas have operating leases on real and personal property expiring at various dates from 2015 through 2054. Certain leases on office facilities contain escalation clauses requiring annual increases in rent ranging from two percent to six percent at Sempra Energy Consolidated, four percent to six percent at SDG&E, and two percent to five percent at SoCalGas. The rentals payable under these leases may increase by a fixed amount each year or by a percentage of a base year, and most leases contain extension options that we could exercise.

The California Utilities have an operating lease agreement for future acquisitions of fleet vehicles with an aggregate maximum lease limit of $150 million, $134 million of which has been utilized as of December 31, 2014.

Rent expense for all operating leases totaled

	Years ended December 31,
(Dollars in millions)	2014	2013	2012
Sempra Energy Consolidated	$78	$81	$74
SDG&E	26	23	20
SoCalGas	38	31	26

At December 31, 2014, the minimum rental commitments payable in future years under all noncancelable operating leases were as follows:

FUTURE MINIMUM PAYMENTS – OPERATING LEASES
(Dollars in millions)
	Sempra
	Energy
	Consolidated	SDG&E	SoCalGas
2015	$73	$24	$39
2016	65	24	35
2017	64	22	35
2018	57	18	34
2019	50	16	30
Thereafter	271	75	156
Total future minimum rental commitments	$580	$179	$329

Capital Leases

Power Purchase Agreements

SDG&E has three power purchase agreements with peaker plant facilities, two of which went into commercial operation in June 2010 and one of which went into commercial operation in 2014. All three are accounted for as capital leases. The entities that own the peaker plant facilities are VIEs of which SDG&E is not the primary beneficiary. As of December 31, 2014, capital lease obligations for these leases, each with a 25-year term, were valued at $233 million. SDG&E does not have any additional implicit or explicit financial responsibility related to these VIEs.

At December 31, 2014, the future minimum lease payments and present value of the net minimum lease payments under these capital leases for both Sempra Energy Consolidated and SDG&E were as follows:

FUTURE MINIMUM PAYMENTS – POWER PURCHASE AGREEMENTS
(Dollars in millions)
2015	$31
2016	31
2017	31
2018	31
2019	31
Thereafter	520
Total minimum lease payments(1)	675
Less: estimated executory costs	(137)
Less: interest(2)	(305)
Present value of net minimum lease payments(3)	$233
(1)	This amount will be recorded over the lives of the leases as Cost of Electric Fuel and Purchased Power on Sempra Energy’s and SDG&E’s Consolidated Statements of Operations. This expense will receive ratemaking treatment consistent with purchased-power costs.
(2)	Amount necessary to reduce net minimum lease payments to present value at the inception of the leases.
(3)	Includes $4 million in Current Portion of Long-Term Debt and $229 million in Long-Term Debt on Sempra Energy’s and SDG&E’s Consolidated Balance Sheets at December 31, 2014.

The annual amortization charge for the power purchase agreements was $3 million in 2014 and $2 million in each of 2013 and 2012.

Utility Fleet Vehicles

The California Utilities entered into agreements in 2009 and 2010 to refinance existing fleet vehicles. These are capital leases and, at December 31, 2014, the related capital lease obligations were $2 million at Sempra Energy Consolidated, including $1 million at SDG&E and $1 million at SoCalGas. At December 31, 2013, the related capital lease obligations were $5 million at Sempra Energy Consolidated, including $3 million at SDG&E and $2 million at SoCalGas.

At December 31, 2014, the future minimum lease payments and present value of the net minimum lease payments under these capital leases are as follows:

FUTURE MINIMUM PAYMENTS – CAPITAL LEASES
(Dollars in millions)
	Sempra
	Energy
	Consolidated	SDG&E	SoCalGas
Total minimum lease payments, all in 2015	$2	$1	$1
Present value of net minimum lease payments(1)	$2	$1	$1
(1) Excludes negligible amounts of interest.

The 2014 annual depreciation charge for the utility fleet vehicles was $4 million at Sempra Energy Consolidated, including $2 million at SDG&E and $2 million at SoCalGas. The 2013 annual depreciation charge for the utility fleet vehicles was $7 million at Sempra Energy Consolidated, including $4 million at SDG&E and $3 million at SoCalGas. The 2012 annual depreciation charge for the utility fleet vehicles was $13 million at Sempra Energy Consolidated, including $7 million at SDG&E and $6 million at SoCalGas.

Headquarters Build-to-Suit Lease

In August 2013, Sempra Energy entered into a 25-year, build-to-suit lease for its future San Diego, California, headquarters. We expect to occupy the building in the second half of 2015, concurrent with the termination of the current headquarters lease. At December 31, 2014, future payments on the lease are as follows:

FUTURE MINIMUM PAYMENTS – BUILD-TO-SUIT LEASE
(Dollars in millions)
2015	$4
2016	10
2017	10
2018	10
2019	10
Thereafter	267
Total future payments	$311

Construction and Development Projects

Sempra Energy Consolidated has various capital projects in progress in the United States, Mexico and South America. Sempra Energy’s total commitments under these projects are $877 million, requiring future payments of $721 million in 2015, $93 million in 2016, $46 million in 2017, $10 million in 2018, $1 million in 2019 and $6 million thereafter. The following is a summary by segment of contractual commitments and contingencies related to the construction projects.

SDG&E

At December 31, 2014, SDG&E has commitments to make future payments of $340 million for construction projects that include

  $130 million for the engineering, material procurement and construction costs primarily associated with the San Luis Rey Synchronous Condensor and Bay Boulevard Substation relocation projects;
  $10 million related to nuclear fuel fabrication and other construction projects at SONGS; and
  $200 million for infrastructure improvements for natural gas and electric transmission and distribution operations.

SDG&E expects future payments under these contractual commitments to be $229 million in 2015, $57 million in 2016, $37 million in 2017, $10 million in 2018, $1 million in 2019 and $6 million thereafter.

SoCalGas

At December 31, 2014, SoCalGas has commitments to make future payments of $260 million for construction and infrastructure improvements for natural gas storage, transmission and distribution operations and pipeline integrity. The future payments under these contractual commitments are expected to be $218 million in 2015, $33 million in 2016, and $9 million in 2017.

Sempra South American Utilities

At December 31, 2014, Sempra South American Utilities has commitments to make future payments of $15 million for construction projects that include $3 million for the construction of the Santa Teresa hydroelectric power plant at Luz del Sur. The future payments under these contractual commitments are all expected to be made in 2015.

Sempra Mexico

At December 31, 2014, Sempra Mexico has commitments to make future payments of $244 million for contracts related to the construction of an approximately 500-mile natural gas transport pipeline network. The future payments under these contractual commitments are expected to be $241 million in 2015 and $3 million in 2016.

Sempra Natural Gas

At December 31, 2014, Sempra Natural Gas has commitments to make future payments of $18 million primarily for natural gas transportation projects. The future payments under these contractual commitments are all expected to be made in 2015.

GUARANTEES

At December 31, 2014, SDG&E and SoCalGas did not have any outstanding guarantees.

At December 31, 2014, Sempra Renewables has provided guarantees to its solar and wind farm joint ventures aggregating a maximum of $170 million with an associated aggregated carrying value of $2 million, primarily related to purchased-power agreements and engineering, procurement and construction contracts. In addition, Sempra Renewables has provided guarantees aggregating a maximum of $332 million with an associated aggregated carrying value of $12 million at December 31, 2014 to certain wind farm joint ventures for debt service and operation of the wind farms, which we discuss in Note 5.

Sempra Energy entered into completion guarantees related to the financing of the Cameron LNG project, as we discuss in Note 4.

OTHER COMMITMENTS

SDG&E

In connection with the completion of the Sunrise Powerlink project in 2012, the CPUC required that SDG&E establish a fire mitigation fund to minimize the risk of fire as well as reduce the potential wildfire impact on residences and structures near the Sunrise Powerlink. The future payments for these contractual commitments are expected to be approximately $3 million per year, subject to escalation of 2 percent per year, for 58 years. At December 31, 2014, the present value of these future payments of $116 million has been recorded as a regulatory asset as the amounts represent a cost that will be recovered from customers in the future, and the related liability was $116 million.

In July 2012, SDG&E received $85 million from Citizens Sunrise Transmission, LLC (Citizens), a subsidiary of Citizens Energy Corporation. For this payment, under the terms of the agreement with Citizens, SDG&E will provide Citizens with access to a segment of the Sunrise Powerlink transmission line known as the Border-East transmission line equal to 50 percent of the transfer capacity of this portion of the line for a period of 30 years. After the 30-year contract term, the transfer capability will revert to SDG&E. SDG&E will amortize deferred revenues from the use of the transfer capability over the 30-year term, and depreciation for 50 percent of the Border-East transmission line segment will be accelerated from an estimated 58-year life to 30 years.

Sempra Natural Gas

In February 2013, Sempra Natural Gas entered into a long-term operations and maintenance agreement for its remaining block of the Mesquite Power natural gas-fired power plant, which expires in 2033. The total cost associated with this agreement is estimated to be approximately $33 million. The minimum future payments for this contractual commitment are expected to be $2 million each year in 2015 through 2019 and $23 million thereafter. We provide additional information about Mesquite Power in Note 3.

Additional consideration for a 2006 comprehensive legal settlement with the State of California to resolve the Continental Forge litigation included an agreement that, for a period of 18 years beginning in 2011, Sempra Natural Gas would sell to the California Utilities, subject to annual CPUC approval, up to 500 million cubic feet (MMcf) per day of regasified LNG from Sempra Mexico’s Energía Costa Azul facility that is not delivered or sold in Mexico at the California border index minus $0.02 per MMBtu. There are no specified minimums required, and to date, we have not been required to deliver any natural gas pursuant to this agreement.

ENVIRONMENTAL ISSUES

Our operations are subject to federal, state and local environmental laws. We also are subject to regulations related to hazardous wastes, air and water quality, land use, solid waste disposal and the protection of wildlife. These laws and regulations require that we investigate and correct the effects of the release or disposal of materials at sites associated with our past and our present operations. These sites include those at which we have been identified as a Potentially Responsible Party (PRP) under the federal Superfund laws and similar state laws.

In addition, we are required to obtain numerous governmental permits, licenses and other approvals to construct facilities and operate our businesses. The related costs of environmental monitoring, pollution control equipment, cleanup costs, and emissions fees are significant. Increasing national and international concerns regarding global warming and mercury, carbon dioxide, nitrogen oxide and sulfur dioxide emissions could result in requirements for additional pollution control equipment or significant emissions fees or taxes that could adversely affect Sempra Natural Gas and Sempra Mexico. The California Utilities’ costs to operate their facilities in compliance with these laws and regulations generally have been recovered in customer rates.

We generally capitalize the significant costs we incur to mitigate or prevent future environmental contamination or extend the life, increase the capacity, or improve the safety or efficiency of property used in current operations. The following table shows our capital expenditures (including construction work in progress) in order to comply with environmental laws and regulations:

CAPITAL EXPENDITURES FOR ENVIRONMENTAL ISSUES
(Dollars in millions)
	Years ended December 31,
	2014	2013	2012
Sempra Energy Consolidated(1)	$45	$31	$92
SDG&E	23	13	77
SoCalGas	21	15	12
(1)	In cases of non-wholly owned affiliates, includes only our share.

Fluctuations at SDG&E and Sempra Energy Consolidated from 2012 to 2013 were primarily due to mitigation activities on the Sunrise Powerlink project, which was placed into service in June 2012. Fluctuations from 2013 to 2014 were primarily due to increased project activities during 2014, including PSEP-related projects at both SDG&E and SoCalGas and the Aliso Canyon turbine replacement project at SoCalGas. We have not identified any significant environmental issues outside the United States.

At the California Utilities, costs that relate to current operations or an existing condition caused by past operations are generally recorded as a regulatory asset due to the probability that these costs will be recovered in rates.

The environmental issues currently facing us or resolved during the last three years include (1) investigation and remediation of the California Utilities’ manufactured-gas sites, (2) cleanup of third-party waste-disposal sites used by the California Utilities at sites for which we have been identified as a PRP and (3) mitigation of damage to the marine environment caused by the cooling-water discharge from SONGS. The requirements for enhanced fish protection and restoration of 150 acres of coastal wetlands for the SONGS mitigation are in process and include a 150-acre artificial reef that was dedicated in 2008 and continues in process to meet California Coastal Commission (CCC) acceptance requirements. It is anticipated that the CCC will require expansion of the reef in 2015, as the existing reef may be too small to consistently meet the performance standard. The table below shows the status at December 31, 2014, of the California Utilities’ manufactured-gas sites and the third-party waste-disposal sites for which we have been identified as a PRP:

STATUS OF ENVIRONMENTAL SITES

	# Sites	# Sites
	completed(1)	in process
SDG&E
Manufactured-gas sites	3	―
Third-party waste-disposal sites	2	3
SoCalGas
Manufactured-gas sites	39	3
Third-party waste-disposal sites	5	2
(1)	There may be on-going compliance obligations for completed sites, such as regular inspections, adherence to land use covenants and water quality monitoring.

We record environmental liabilities at undiscounted amounts when our liability is probable and the costs can be reasonably estimated. In many cases, however, investigations are not yet at a stage where we can determine whether we are liable or, if the liability is probable, to reasonably estimate the amount or range of amounts of the costs. Estimates of our liability are further subject to uncertainties such as the nature and extent of site contamination, evolving cleanup standards and imprecise engineering evaluations. We review our accruals periodically and, as investigations and cleanup proceed, we make adjustments as necessary. The following table shows our accrued liabilities for environmental matters at December 31, 2014:

ACCRUED LIABILITIES FOR ENVIRONMENTAL MATTERS
(Dollars in millions)
		Waste	Former fossil-	Other
	Manufactured-	disposal	fueled power	hazardous
	gas sites	sites (PRP)(1)	plants	waste sites	Total
SDG&E(2)(3)	$ ―	$0.3	$6.1	$0.7	$7.1
SoCalGas(3)	23.8	0.1	―	0.1	24.0
Other	2.0	1.1	―	10.2	13.3
Total Sempra Energy	$25.8	$1.5	$6.1	$11.0	$44.4
(1)	Sites for which we have been identified as a Potentially Responsible Party.
(2)	Does not include SDG&E’s liability for SONGS marine mitigation.
(3)	This includes $7 million at SDG&E and $24 million at SoCalGas related to hazardous waste sites subject to the Hazardous Waste Collaborative mechanism approved by the CPUC in 1994. This mechanism permits California’s IOUs, including the California Utilities, to recover in rates 90 percent of hazardous waste cleanup costs and related third-party litigation costs, and 70 percent of the related insurance-litigation expenses for certain sites. In addition, the California Utilities have the opportunity to retain a percentage of any recoveries from insurance carriers and other third parties to offset the cleanup and associated litigation costs not recovered in rates.

We expect to pay the majority of these accruals over the next three years. In connection with the issuance of operating permits, SDG&E and the other owners of SONGS previously reached an agreement with the CCC to mitigate the damage to the marine environment caused by the cooling-water discharge from SONGS during its operation. SONGS’ early retirement, described in Note 13, does not reduce SDG&E’s mitigation obligation. At December 31, 2014, SDG&E’s share of the estimated mitigation costs remaining to be spent through 2050 is $20 million, which is recoverable in rates.

We discuss renewable energy requirements in Note 14 and greenhouse gas regulation in Note 1.

NUCLEAR INSURANCE

SDG&E and the other owners of SONGS have insurance to cover claims from nuclear liability incidents arising at SONGS. This insurance provides $375 million in coverage limits, the maximum amount available, including coverage for acts of terrorism. In addition, the Price-Anderson Act provides for up to $13.2 billion of secondary financial protection (SFP). If a nuclear liability loss occurring at any U.S. licensed/commercial reactor exceeds the $375 million insurance limit, all nuclear reactor owners could be required to contribute to the SFP. SDG&E’s contribution would be up to $50.93 million. This amount is subject to an annual maximum of $7.6 million, unless a default occurs by any other SONGS owner. If the SFP is insufficient to cover the liability loss, SDG&E could be subject to an additional assessment.

The SONGS owners, including SDG&E, also have $2.75 billion of nuclear property, decontamination, and debris removal insurance, subject to a $2.5 million deductible for “each and every loss.” This insurance coverage is provided through Nuclear Electric Insurance Limited (NEIL), a mutual insurance company. The NEIL policies have specific exclusions and limitations that can result in reduced or eliminated coverage. Insured members as a group are subject to retrospective premium assessments to cover losses sustained by NEIL under all issued policies. SDG&E could be assessed up to $9.7 million of retrospective premiums based on overall member claims. Edison, on behalf of itself and the minority owners of SONGS (including SDG&E), has placed NEIL on notice of claims under both the property damage and outage insurance policies as a result of SONGS’ Units 2 and 3 outages in early 2012 and the resultant plant closure in June 2013.

The nuclear property insurance program includes an industry aggregate loss limit for non-certified acts of terrorism (as defined by the Terrorism Risk Insurance Act). The industry aggregate loss limit for property claims arising from non-certified acts of terrorism is $3.24 billion. This is the maximum amount that will be paid to insured members who suffer losses or damages from these non-certified terrorist acts.

U.S. DEPARTMENT OF ENERGY (DOE) NUCLEAR FUEL DISPOSAL

The Nuclear Waste Policy Act of 1982 made the DOE responsible for the disposal of spent nuclear fuel. However, it is uncertain when the DOE will begin accepting spent nuclear fuel from SONGS. This delay will lead to increased costs for spent fuel storage. SDG&E will seek recovery for these costs from the appropriate sources, including, but not limited to, SDG&E’s Nuclear Decommissioning Trust. SDG&E will also continue to support Edison in its pursuit of legal claims on behalf of the SONGS co-owners against the DOE for its failure to timely accept the spent nuclear fuel.

In June 2010, the United States Court of Federal Claims issued a decision granting Edison and the SONGS co-owners damages of approximately $142 million to recover costs incurred through December 31, 2005 for the DOE’s failure to meet its obligation to begin accepting spent nuclear fuel from SONGS. Edison received payment from the federal government in the amount of the damage award in November 2011. In January 2012, Edison refunded SDG&E $28 million for its respective share of the damage award paid. SDG&E recorded a $10 million reduction of nuclear power expenses, a $15 million reduction of its nuclear decommissioning balancing account and a $3 million reduction in nuclear plant. Edison, as operating agent, filed a lawsuit against the DOE in the Court of Federal Claims in December 2011 seeking damages for the period from January 1, 2006 to December 31, 2010 for the DOE’s failure to meet its obligation to begin accepting spent nuclear fuel. In September 2014, Edison updated their claim to include another $84 million for costs incurred from January 2011 to December 2013.

CONCENTRATION OF CREDIT RISK

We maintain credit policies and systems to manage our overall credit risk. These policies include an evaluation of potential counterparties’ financial condition and an assignment of credit limits. These credit limits are established based on risk and return considerations under terms customarily available in the industry. We grant credit to utility customers and counterparties, substantially all of whom are located in our service territory, which covers most of Southern California and a portion of central California for SoCalGas, and all of San Diego County and an adjacent portion of Orange County for SDG&E. We also grant credit to utility customers and counterparties of our other companies providing natural gas or electric services in Mexico, Chile, Peru, southwest Alabama, and Hattiesburg, Mississippi.

When they become operational, projects owned or partially owned by Sempra Natural Gas, Sempra Renewables, Sempra South American Utilities and Sempra Mexico place significant reliance on the ability of their suppliers and customers to perform on long-term agreements and on our ability to enforce contract terms in the event of nonperformance. We consider many factors, including the negotiation of supplier and customer agreements, when we evaluate and approve development projects.